                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000


I.   RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                    461,950.76
     Available Funds:
          Contract Payments due and received in this period                                              3,849,278.37
          Contract Payments due in prior period(s) and received in this period                             366,251.61
          Contract Payments received in this period for next period                                        157,081.85
          Sales, Use and Property Tax payments received                                                    193,408.28
          Prepayment Amounts related to early termination in this period                                 1,944,460.55
          Servicer                                                                                         261,862.60
          Advance
          Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
          Transfer from Reserve Account                                                                     11,316.24
          Interest earned on Collection Account                                                             14,874.52
          Interest earned on Affiliated Account                                                              9,842.78
          Proceeds from repurchase of Contracts per Contribution and
            Servicing Agreement Section 5.03                                                                     0.00
          Amounts paid per Contribution and Servicing Agreement
            Section 7.01 (Substituted contract < Predecessor contract)                                           0.00
          Amounts paid under insurance policies                                                                  0.00
          Maintenance, Late Charges and any other amounts                                                        0.00
                                                                                                        -------------
     Total Available Funds                                                                               7,270,327.56
     Less: Amounts to be Retained in Collection Account                                                    563,635.04
                                                                                                        -------------
     AMOUNT TO BE DISTRIBUTED                                                                            6,706,692.52
                                                                                                        =============


DISTRIBUTION OF FUNDS:
     1.     To Trustee -  Fees                                                                                   0.00
     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
            Advances                                                                                       366,251.61
     3.     To Noteholders (For Servicer Report immediately following the
            Final Additional Closing Date)
                   a) Class A1 Principal and Interest                                                            0.00
                   a) Class A2 Principal (distributed after A1 Note matures)
                      and Interest                                                                       5,096,379.99
                   a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                      and Interest                                                                         182,832.00
                   b) Class B Principal and Interest                                                       121,242.69
                   c) Class C Principal and  Interest                                                      137,530.42
                   d) Class D Principal and Interest                                                       140,151.73
                   e) Class E Principal and Interest                                                       145,368.67

     4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
     5.     To Issuer - Residual  Principal and Interest and Reserve Account
            Distribution
                   a) Residual Interest (Provided no Restricting or Amortization
                      Event in effect)                                                                      34,165.78
                   b) Residual Principal (Provided no Restricting or Amortization
                      Event in effect)                                                                     201,933.40
                   c) Reserve Account Distribution (Provided no Restricting or
                      Amortization Event in effect)                                                         11,316.24
     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
            and Any Other Amounts                                                                          218,125.58
     7.     To Servicer, Servicing Fee and other Servicing Compensations                                    51,394.41
                                                                                                        -------------
TOTAL FUNDS DISTRIBUTED                                                                                  6,706,692.52
                                                                                                        =============

End of Period Collection Account Balance {Includes Payments in Advance &                                -------------
Restricting Event Funds (if any)}                                                                          563,635.04
                                                                                                        =============

II.    RESERVE ACCOUNT

     Beginning Balance                                                                                  $2,182,541.24
            - Add Investment Earnings                                                                       11,316.24
            - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                                       0.00
            - Less Distribution to Certificate Account                                                      11,316.24
                                                                                                        -------------
End of period balance                                                                                   $2,182,541.24
                                                                                                        =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                               $2,182,541.24
                                                                                                        =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000


III   CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class A Notes
            Pool A                                              97,662,920.03
            Pool B                                              22,257,005.25
                                                               --------------
                                                                                                    119,919,925.28

     Class A Overdue Interest, if any                                    0.00
     Class A Monthly Interest - Pool A                             462,117.78
     Class A Monthly Interest - Pool B                             105,314.87

     Class A Overdue Principal, if any                                   0.00
     Class A Monthly Principal - Pool A                          3,505,397.66
     Class A Monthly Principal - Pool B                          1,206,381.68
                                                               --------------
                                                                                                      4,711,779.34
     Ending Principal Balance of the Class A Notes
            Pool A                                              94,157,522.37
            Pool B                                              21,050,623.57
                                                               --------------                      ---------------
                                                                                                    115,208,145.94
                                                                                                   ===============

-----------------------------------------------------------------------------------------------------------------------------
     Interest Paid Per $1,000                          Principal Paid Per $1,000                        Ending Principal
     Original Face $190,972,000                        Original Face $190,972,000                       Balance Factor
           $   2.971287                                       $  24.672619                                 60.327245%
-----------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


      Beginning Principal Balance of the Class A Notes
           Class A1                                                      0.00
           Class A2                                             81,829,925.28
           Class A3                                             38,090,000.00
                                                                -------------
                                                                                                    119,919,925.28
      Class A Monthly Interest
            Class A1 (Actual Number Days/360)                            0.00
            Class A2                                               384,600.65
            Class A3                                               182,832.00

      Class A Monthly Principal
            Class A1                                                     0.00
            Class A2                                             4,711,779.34
            Class A3                                                     0.00
                                                                -------------
                                                                                                      4,711,779.34
      Ending Principal Balance of the Class A2 Notes
            Class A1                                                     0.00
            Class A2                                            77,118,145.94
            Class A3                                            38,090,000.00
                                                                -------------
                                                                                                    --------------
                                                                                                    115,208,145.94
                                                                                                    ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
            Pool A                                               2,232,240.37
            Pool B                                                 508,712.20
                                                                 ------------
                                                                                                      2,740,952.57

     Class B Overdue Interest, if any                                    0.00
     Class B Monthly Interest - Pool A                              11,030.99
     Class B Monthly Interest - Pool B                               2,513.89
     Class B Overdue Principal, if any                                   0.00
     Class B Monthly Principal - Pool A                             80,123.37
     Class B Monthly Principal - Pool B                             27,574.44
                                                                 ------------
                                                                                                        107,697.81
     Ending Principal Balance of the Class B Notes
            Pool A                                               2,152,117.00
            Pool B                                                 481,137.76
                                                                 ------------
                                                                                                      ------------
                                                                                                      2,633,254.76
                                                                                                      ============

--------------------------------------------------------------------------------------------------------------------
  Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
  Original Face $4,365,000                 Original Face $4,365,000                          Balance Factor
         $  3.103065                              $  24.673038                                 60.326570%
--------------------------------------------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
     Class C Notes
            Pool A                                               2,511,514.47
            Pool B                                                 572,387.18
                                                                 ------------
                                                                                                      3,083,901.65
     Class C Overdue Interest, if any                                    0.00
     Class C Monthly Interest - Pool A                              13,331.96
     Class C Monthly Interest - Pool B                               3,038.42
     Class C Overdue Principal, if any                                   0.00
     Class C Monthly Principal - Pool A                             90,138.80
     Class C Monthly Principal - Pool B                             31,021.24
                                                                 ------------
                                                                                                        121,160.04
     Ending Principal Balance of the Class C Notes
            Pool A                                               2,421,375.67
            Pool B                                                 541,365.94
                                                                 ------------
                                                                                                      -------------
                                                                                                       2,962,741.61
                                                                                                      =============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                          Balance Factor
$     3.333441                               $       24.671381                               60.329236%
--------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000

VII. CLASS D NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class D Notes
            Pool A                                               2,511,514.47
            Pool B                                                 572,387.18
                                                                 ------------
                                                                                                         3,083,901.65
     Class D Overdue Interest, if any                                    0.00
     Class D Monthly Interest - Pool A                              15,466.74
     Class D Monthly Interest - Pool B                               3,524.95
     Class D Overdue Principal, if any                                   0.00
     Class D Monthly Principal - Pool A                             90,138.80
     Class D Monthly Principal - Pool B                             31,021.24
                                                                 ------------
                                                                                                           121,160.04
     Ending Principal Balance of the Class D Notes
            Pool A                                               2,421,375.67
            Pool B                                                 541,365.94
                                                                 ------------
                                                                                                         ------------
                                                                                                         2,962,741.61
                                                                                                         ============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
$     3.867209                               $  24.671381                                  60.329236%
--------------------------------------------------------------------------------------------------------------------

VIII.CLASS E NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class E Notes
            Pool A                                               2,511,514.47
            Pool B                                                 572,387.18
                                                                 ------------
                                                                                                         3,083,901.65

     Class E Overdue Interest, if any                                    0.00
     Class E Monthly Interest - Pool A                              19,715.39
     Class E Monthly Interest - Pool B                               4,493.24
     Class E Overdue Principal, if any                                   0.00
     Class E Monthly Principal - Pool A                             90,138.80
     Class E Monthly Principal - Pool B                             31,021.24
                                                                 ------------
                                                                                                           121,160.04
     Ending Principal Balance of the Class E Notes
            Pool A                                               2,421,375.67
            Pool B                                                 541,365.94
                                                                 ------------
                                                                                                         ------------
                                                                                                         2,962,741.61
                                                                                                         ============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                          Balance Factor
     $  4.929516                             $  24.671381                                    60.329236%
--------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
     Beginning Residual Principal Balance
            Pool A                                               4,185,364.57
            Pool B                                                 953,805.05
                                                                 -------------
                                                                                                         5,139,169.62
     Residual Interest - Pool A                                     27,247.15
     Residual Interest - Pool B                                      6,918.63
     Residual Principal - Pool A                                   150,231.33
     Residual Principal - Pool B                                    51,702.07
                                                                 ------------
                                                                                                           201,933.40
Ending Residual Principal Balance
            Pool A                                               4,035,133.24
            Pool B                                                 902,102.98
                                                                 ------------
                                                                                                         ------------
                                                                                                         4,937,236.22
                                                                                                         ============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                51,394.41
            - Servicer Advances reimbursement                                                              366,251.61
            - Tax, Maintenance, Late Charges, Bank
              Interest and other amounts                                                                   218,125.58
                                                                                                         ------------
          Total amounts due to Servicer                                                                    635,771.60
                                                                                                         ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture
      Agreement, at the beginning of the related Collection Period                                      111,615,068.43

     Aggregate Discounted Contract Balance of Additional Contracts
      acquired during Collection Period                                                                           0.00

     Decline in Aggregate Discounted Contract Balance                                                     4,006,168.75

     Aggregate Discounted Contract Balance, as defined in Indenture
      Agreement, at the ending of the related Collection Period                                         --------------
                                                                                                        107,608,899.68
                                                                                                        ==============
     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances         2,322,785.29

         - Principal portion of Prepayment Amounts                              1,683,383.46

         - Principal portion of Contracts repurchased under Indenture
             Agreement Section 4.02                                                     0.00

         - Aggregate Discounted Contract Balance of Contracts that have
             become Defaulted Contracts during the Collection Period                    0.00

         - Aggregate Discounted Contract Balance of Substitute
             Contracts added during Collection Period                                   0.00

         - Aggregate Discounted Contract Balance of Predecessor
             Contracts withdrawn during Collection Period                               0.00
                                                                                ------------
                  Total Decline in Aggregate Discounted Contract Balance        4,006,168.75
                                                                                ============

POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the beginning of the related Collection Period                                      25,436,683.89

     Aggregate Discounted Contract Balance of Additional Contracts
       acquired during Collection Period                                                                          0.00
       Decline in Aggregate Discounted Contract Balance                                                   1,378,721.92

     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the ending of the related Collection Period
                                                                                                         -------------
                                                                                                         24,057,961.97
                                                                                                         =============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances        1,126,655.52

         - Principal portion of Prepayment Amounts                                252,066.40

         - Principal portion of Contracts repurchased under Indenture                   0.00
             Agreement Section 4.02

         - Aggregate Discounted Contract Balance of Contracts that have
             become Defaulted Contracts during the Collection Period                    0.00

         - Aggregate Discounted Contract Balance of Substitute
             Contracts added during Collection Period                                   0.00

         - Aggregate Discounted Contract Balance of Predecessor
             Contracts withdrawn during Collection Period                               0.00
                                                                                ------------
                   Total Decline in Aggregate Discounted Contract Balance       1,378,721.92
                                                                                ============

                                                                                                        ------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION
PERIOD                                                                                                  131,666,861.65
                                                                                                        ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2000

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                            Predecessor
                                                               Discounted               Predecessor           Discounted
            Lease #               Lessee Name                  Present Value            Lease #               Present Value
            ------------------------------------------         -------------            -------               -------------
                                  NONE





                                                                   ---------                                  ----------------
                                             Totals:                   $0.00                                  $          0.00
              a) DISCOUNTED CONTRACT BALANCES OF ALL
                 PREPAID CONTRACTS                                                                            $          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                               $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF
                 THE POOL)                                                                                               0.00%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor
     Receivables                                                                            $0.00
 b)  Total discounted Contract Balance of Substitute
     Receivables                                                                            $0.00
 c)  If (a) > (b), amount to be deposited in Collection
     Account per Contribution & Servicing                                                   $0.00
     Agreement Section 7.02

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                             YES               NO     X
                                            ------             --------


            POOL B                                                                                            Predecessor
                                                               Discounted               Predecessor           Discounted
            Lease #               Lessee Name                  Present Value            Lease #               Present Value
            -----------------------------------------          -------------            -------               -------------




                                                                   ---------                                  --------------
                                             Totals:                   $0.00                                  $         0.00
              a) DISCOUNTED CONTRACT BALANCES OF ALL
                 PREPAID CONTRACTS                                                                            $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                               $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE
                 POOL UNLESS RATING AGENCY APPROVES)                                                                    0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
            DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED
            TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
            FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
    Receivables
b)  Total discounted Contract Balance of Substitute                                         $0.00
    Receivables
c)  If (a) > (b), amount to be deposited in Collection                                      $0.00
    Account per Contribution & Servicing Agreement
    Section 7.02
                                                                                            $0.00




CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                             YES               NO     X
                                            -----              ---------

                          DVI BUSINESS TRUST 1998-2
                               SERVICER REPORT
                      FOR THE PAYMENT DATE JUNE 12, 2000

Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

POOL A - NON-PERFORMING
                                                                                                               Predecessor
                                                                Discounted               Predecessor           Discounted
            Lease #          Lessee Name                        Present Value            Lease #               Present Value
            ------------------------------------------------    -------------            -----------           ---------------
            1097-507         ADVANCED HEALTHCARE RESOURCES       $159,644.40             1778-001              $     48,984.23
            1238-501         WILLIAM F SKINNER, M.D.             $174,282.67             1777-001              $    325,671.26
            1505-005         NYDIC MEDICAL VENTURES VII, LLC     $171,682.66             1855-001              $    153,223.12
            2488-001         HYDRO-TOUCH INC.                    $110,973.88             1949-001              $     94,307.11
                             CASH                                $  5,602.11






                                                                -------------                                  ---------------
                                                     Totals:     $622,185.72                                   $    622,185.72


            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         622,185.72
            b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                             YES               NO     X
                                            -----              ---------


            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                               Discounted                Predecessor           Discounted
            Lease #          Lessee Name                       Present Value             Lease #               Present Value
            -----------------------------------------------    -------------             -----------           -------------
                             None






                                                               -------------                                   --------------
                                                    Totals:            $0.00                                   $         0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL
               CONTRACTS SUBSTITUTED                                                                           $         0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                  $56,843,333.29
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE
               POOL)                                                                                                     0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS
            DEFAULTED (> 180 DAYS), THE SERVICER HAS
            DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
            HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
    Receivables                                                                          $0.00
b)  Total discounted Contract Balance of Substitute
    Receivables                                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement
    Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                             YES               NO     X
                                            -----              --------

                          DVI BUSINESS TRUST 1998-2
                               SERVICER REPORT
                      FOR THE PAYMENT DATE JUNE 12, 2000


XV.    POOL PERFORMANCE MEASUREMENTS

1.                        AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
     ------------------------------                                    ---------------------------
     This Month                               4,228,713.62             This Month                                   131,666,861.65
     1 Month Prior                            5,380,603.24             1 Month Prior                                137,051,752.32
     2 Months Prior                           5,918,981.19             2 Months Prior                               140,945,940.55

     Total                                   15,528,298.05             Total                                        409,664,554.52

     a) 3 MONTH AVERAGE                       5,176,099.35             b) 3 MONTH AVERAGE                           136,554,851.51

     c) a/b                                           3.79%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                        No      X
                                                                                        ---------------            ---------------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                              Yes                        No      X
                                                                                        ----------------           ---------------
     B. An Indenture Event of Default has occurred and is then continuing?              Yes                        No      X
                                                                                        ----------------           ---------------
4.   Has a Servicer Event of Default occurred?                                          Yes                        No      X
                                                                                        ----------------           ---------------
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                   Yes                        No      X
                                                                                        ----------------           ---------------
     B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation not remedied within 90 days?                         Yes                        No      X
                                                                                        ----------------           ---------------
     C. As of any Determination date, the sum of all defaulted contracts since
        the Closing date exceeds 6% of the ADCB on the Closing Date?                    Yes                        No      X
                                                                                        ----------------           ---------------

6.   Aggregate Discounted Contract Balance at Closing Date
                                                                                        Balance                    $218,254,123.54
                                                                                                                   ---------------


     DELINQUENT LEASE SUMMARY

       Days Past Due                              Current Pool Balance                                               # Leases
       -------------                              --------------------                                               --------
          31 - 60                                     732,549.90                                                        66
          61 - 90                                     205,760.76                                                        20
          91 - 180                                  4,228,713.62                                                        63

     Approved By:
     Lisa J. Cruikshank
     Vice President